

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Income  Partners  1990-A,  Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter ended March 31, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   MAR-31-1998
<CASH>                                         390,410
<SECURITIES>                                   0
<RECEIVABLES>                                  494,755
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               898,153
<PP&E>                                         6,496,299
<DEPRECIATION>                                 (5,435,727)
<TOTAL-ASSETS>                                 2,189,715
<CURRENT-LIABILITIES>                          62,822
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     1,845,500
<TOTAL-LIABILITY-AND-EQUITY>                   2,189,715
<SALES>                                        171,606
<TOTAL-REVENUES>                               177,605
<CGS>                                          0
<TOTAL-COSTS>                                  103,895<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                50,521
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            50,521
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   50,521
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes gene al and administrative and interest expense.


